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                                                                   Exhibit 10.6

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED STOCK OPTION AGREEMENT (sometimes herein this "Amendment") is made and entered into as of the 10th day of October, 1996, by and between LEON MOORE (hereinafter referred to as "Moore") and RICHARD L. JOHNSON (hereinafter referred to as "Johnson").

                              W I T N E S S E T H:

                  WHEREAS, ShoLodge, Inc., (formerly Gulf Coast Development, Inc.) (herein "ShoLodge") and Johnson entered into that certain Employment Contract (the "Employment Contract") dated June 15, 1987, but effective as of April 1, 1984; and

                  WHEREAS, pursuant to paragraph 7 of the Employment Contract, ShoLodge granted Johnson the right and option to purchase an aggregate of three hundred thirty-three (333) shares of the authorized, no par value, common stock of ShoLodge; and

                  WHEREAS, by Agreement (the "Prior Agreement") dated June 15, 1987, but effective as of April 1, 1984, between Moore and Johnson, Johnson agreed that prior to exercising any option to acquire shares of ShoLodge pursuant to paragraph 7 of the Employment Contract, he would first offer to acquire such shares from Moore on the same terms and conditions, with a resulting reduction in option shares so that Johnson's option would be for a total of only twenty-five percent (25%) of the shares of common stock of ShoLodge outstanding on June 15, 1987 (adjusted for stock splits and stock dividends); and

                  WHEREAS, Johnson and ShoLodge entered into that certain First Amendment to Employment Contract dated December 11, 1991 whereby they eliminated the option of Johnson to acquire shares of ShoLodge's common stock from ShoLodge; and

                  WHEREAS, Johnson and Moore entered into that certain Stock Option Agreement (the "Stock Option Agreement") dated December 11, 1991, but effective as of April 1, 1984, whereby Moore granted to Johnson an option to acquire five hundred seventy-five thousand (575,000) shares of ShoLodge's common stock from Moore; and

                  WHEREAS, on February 21, 1992, Johnson acquired twelve thousand two hundred twenty-four (12,224) shares of ShoLodge's common stock as a result of the exercise by Johnson of his option under the Stock Option Agreement, resulting in a total of five hundred sixty-two thousand seven hundred seventy-six (562,776) shares of ShoLodge common stock remaining available under the option; and

                  WHEREAS, Moore and Johnson entered into that certain Amended and Restated Stock Option Agreement dated March 9, 1992, but effective as of April 1, 1984 (the "Amended Agreement"), which Amended Agreement amended and restated the Stock Option Agreement; and




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                  WHEREAS, on April 28, 1993, Johnson acquired one hundred
forty thousand seven hundred sixty-five (140,765) shares of ShoLodge's common stock as a result of the exercise by Johnson of his option under the Amended Agreement, resulting in a total of four hundred twenty-two thousand eleven (422,011) shares of ShoLodge common stock remaining available under the option; and

                  WHEREAS, effective May 14, 1993, ShoLodge effected a stock split in the form of a dividend to holders of its common stock whereby one-quarter (1/4) share of common stock was issued for each share held of record at the close of business on April 30, 1993, resulting in five hundred twenty-seven thousand five hundred fourteen (527,514) shares of ShoLodge common stock remaining available under the option; and

                  WHEREAS, effective March 28, 1994, ShoLodge effected a stock split in the form of a dividend to holders of its common stock whereby one-third (1/3) share of common stock was issued for each share held of record at the close of business on March 14, 1994, resulting in seven hundred three thousand three hundred fifty-two (703,352) shares of ShoLodge common stock remaining available under the option; and

                  WHEREAS, Johnson and Moore desire to amend the Amended Agreement to reflect the stock acquisitions and stock splits as set forth above and in certain other respects as set forth below.

                  NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties do hereby agree as follows:

                  1. The Amended Agreement is hereby amended by deleting subparagraph 1(a) thereof in its entirety and substituting in lieu thereof the following:

                           (a) Grant of Option. Moore hereby grants to Johnson
                  the right and option to purchase from Moore, on the terms and conditions following, all or any part of an aggregate of seven hundred three thousand three hundred fifty-two (703,352) shares of the authorized no par value common shares of ShoLodge. The purchase price shall be determined as follows:

                           Purchase Date                              Price
                           -------------                              -----
                           If the purchase date occurs             $4.72/share
                           after June 30, 1996, but
                           on or before September 30, 1996

                           If the purchase date occurs             $4.82/share
                           after September 30, 1996, but
                           on or before December 31, 1996

                           If the purchase date occurs             $4.92/share

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
                           after December 31, 1996, but on
                           or before March 31, 1997

                           If the purchase date occurs             $5.02/share
                           after March 31, 1997, but on
                           or before June 30, 1997

                           If the purchase date occurs             $5.12/share
                           after June 30, 1997, but on
                           or before September 30, 1997

                           If the purchase date occurs             $5.23/share
                           after September 30, 1997, but
                           on or before December 11, 1997

                           Johnson shall be entitled to elect to exercise the
                  option, in whole or in part, at any time prior to December 11, 1997. However, if Johnson does not purchase the full number of shares to which he is entitled, he shall be permitted those remaining shares through and including December 11, 1997. No partial exercise of such option may be for less than twenty-five (25) full shares, without Moore's written consent, and in no event shall Moore be required to transfer fractional shares to Johnson, without Moore's written approval.

                  2. The Amended Agreement is hereby amended by changing the date "December 11, 1996" in the first and third sentences of subparagraph 1(c) thereof to "December 11, 1997".

                  3. The Amended Agreement is hereby amended by deleting subparagraph 1(j)(iii) thereof in its entirety and substituting in lieu thereof the following:

                           (iii) Notice. Each stock certificate issued to
                  Johnson as a result of the exercise of the option set forth herein shall be endorsed with the following legend:

                           Notice is hereby given that the sale, assignment,
                  transfer, pledge or other disposition of shares of capital stock represented by this Certificate is subject to a right of first refusal to Leon Moore pursuant to the terms of that certain Amended and Restated Stock Option Agreement dated March 9, 1992, but effective as of April 1, 1984, as amended by that certain First Amendment to Amended and Restated Stock Option Agreement dated as of October 10, 1996, both by and between Leon Moore and Richard L. Johnson.

                  4. Except as hereby modified and amended, the Amended Agreement shall in all other respects remain in full force and effect.


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                  IN WITNESS WHEREOF, the parties have executed this First
Amendment to Amended and Restated Stock Option Agreement on the day and year first above written.

                                     /s/ Leon Moore
                                     ------------------------------------
                                     LEON MOORE

                                     /s/ Richard L. Johnson
                                     ------------------------------------
                                     RICHARD L. JOHNSON



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